UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 2, 2006 (See Explanatory Note on page 2 of this Form 8-K)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	0-643	16-0397420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West William Street, Corning, New York 14830
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (607) 936-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE:  This Form 8-K amends and restates in its entirety the Form 8-K filed by Corning Natural Gas Corporation on August 21, 2006.  The only amendments made in this Form 8-K are: (1)  The “Date of Report (Date of earliest event reported)” on the cover page is changed to “May 2, 2006”; (2)  this Explanatory Note is added; and (3) the date of the signatures on page 5 has been changed to August 23, 2006.

Item 1.01.   Entry into Material Definitive Agreement.

(i)  Amendment No. 1 to Agreement and Plan of Merger

On May 11, 2006, Corning Natural Gas Corporation (“Corning”) entered into an Agreement and Plan of Merger  (the “Merger Agreement”) with C&T Enterprises, Inc. (“C&T”).  Pursuant to the Merger Agreement, Corning will be merged into a subsidiary of C&T and C&T will pay to the holders of Corning’s common stock cash at closing.  On August 18, 2006, Corning and C&T entered into Amendment No. 1 to Agreement and Plan of Merger that changed the consideration to be paid for each share of Corning common stock to $16.50 per share (or $8.364 million in the aggregate).  Prior to this Amendment No. 1, the Merger consideration per share was to be $13.71 subject to other potential upward and downward adjustments.

The preceding description of the terms of the Merger Agreement and Amendment No. 1 to Agreement and Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the copy of the Merger Agreement that has been filed as Exhibit 10.1 to the Company’s Form 8-K that was filed on May 17, 2006 and the copy of Amendment No. 1 to the Agreement and Plan of Merger that has been filed herewith as Exhibit 10.1.

Corning issued a press release relating to Amendment No. 1 to the Merger Agreement. The press release has been filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(ii)  Promissory Notes Put Agreement

Corning holds promissory notes from the 2003 buyer of its former appliance company business, which notes have the principal amount of $636,747 outstanding as of July 31, 2006 (the “Appliance Company Notes”).  Corning has been attempting to transfer the Appliance Company Notes for cash proceeds.  In connection with Amendment No. 1 to the Agreement and Plan of Merger, on August 18, 2006, Thomas K. Barry (Corning’s Chairman, Chief Executive Officer and President) and Kenneth James Robinson (Corning’s Executive Vice President) entered into a Promissory Notes Put Agreement with Corning and C&T pursuant to which Mr. Barry and Mr. Robinson  agreed that if no other satisfactory purchaser for the Appliance Company Notes is found prior to the closing of the Merger Agreement, Messrs. Barry and Robinson would, at the request of C&T, purchase the Appliance Company Notes for 90% of the principal amount outstanding under the Appliance Company Notes.  Payment by Messrs. Barry and Robinson will be an offset to severance payments due to them.

The preceding description of the terms of the Promissory Notes Put Agreement  does not purport to be complete and is qualified in its entirety by reference to the copy of the Promissory Notes Put Agreement  that has been filed herewith as Exhibit 10.2 and is incorporated herein by reference.

(iii)  Amendments to Compensation and Severance Arrangements

Also in connection with the Merger Agreement, the Company and, respectively, its President and Chief Executive Officer, Thomas K. Barry and its Executive Vice President, Kenneth J. Robinson, effective May 2, 2006 entered amendments to various contracts regarding the compensation and severance arrangements for Messrs. Barry and Robinson.  Such amendments were designed to address the indemnification obligations of Messrs. Barry and Robinson under the Merger Agreement  and the possibility of restructuring such agreements to yield savings to the Company.

Additionally, on July 28, 2006, Messrs. Barry and Robinson, respectively entered into additional amendments of such contracts with the Company to effect compliance with Section 409A of the Internal Revenue Code.

On August 18, 2006, in connection with establishing a definitive price for Corning’s shares in the proposed Merger with C&T, Messrs. Barry and Mr. Robinson entered into further Amended and Restated Severance Agreements with the Company that include reductions in the severance payments otherwise due them under their previous severance agreements.

The preceding descriptions of the terms of the agreements and amendments to compensation and severance arrangements do not purport to be complete and are qualified in their entirety by reference to the copies of such agreements and amendments  that have been filed herewith as Exhibits 10.3 through 10.18, inclusive, and are incorporated herein by reference.

Item 8.01.  Other Events.

Sale of Assets by Corning Realty

On August 4, 2006, Corning Realty Associates, LLC (“Corning Realty”), a wholly-owned indirect subsidiary of Corning Natural Gas Corporation (“Corning”) sold substantially all its assets, including intangibles and goodwill, to Living Better, Inc. for $825,000. After payment of closing costs and repayment of bank notes payable, the transaction resulted in approximately $750,000 cash proceeds to Corning Realty.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 18, 2006, by and among Corning Natural Gas Corporation, C&T Enterprises, Inc. and C&T Acquisition, Inc.

10.2

Promissory Notes Put Agreement, dated as of August 18, 2006, by and between C&T Enterprises, Inc., Corning Natural Gas Corporation, Corning Natural Gas Appliance Corporation, Thomas K. Barry and Kenneth James Robinson.

10.3	First Amendment to Amended and Restated Employment Agreement by and between Corning Natural Gas Corporation and Thomas K. Barry, effective May 2, 2006.

10.4	First Amendment to Amended and Restated Employment Agreement by and between Corning Natural Gas Corporation and Kenneth J. Robinson, effective May 2, 2006.

10.5	First Amendment to Amended and Restated Survivor Benefit Deferred Compensation Agreement by and between Corning Natural Gas Corporation and Thomas K. Barry, effective May 2, 2006.

10.6	First Amendment to Amended and Restated Survivor Benefit Deferred Compensation Agreement by and between Corning Natural Gas Corporation and Kenneth J. Robinson, effective May 2, 2006.

10.7	First Amendment to Amended and Restated Severance Agreement by and between Corning Natural Gas Company and Thomas K. Barry, effective May 2, 2006.

10.8	First Amendment to Amended and Restated Severance Agreement by and between Corning Natural Gas Company and Kenneth J. Robinson, effective May 2, 2006.

10.9	First Amendment to Assignment Agreement by and between Corning Natural Gas Corporation and Thomas K. Barry, effective May 2, 2006.

10.10	First Amendment to Assignment Agreement by and between Corning Natural Gas Corporation and Kenneth J. Robinson, effective May 2, 2006.

10.11	Code Section 409A Amendment to Employment Agreement between Corning Natural Gas Corporation and Thomas K. Barry, effective January 1, 2005.

10.12	Code Section 409A Amendment to Employment Agreement between Corning Natural Gas Corporation and Kenneth J. Robinson, effective January 1, 2005.

10.13	Code Section 409A Amendment to Severance Agreement between Corning Natural Gas Corporation and Thomas K. Barry, effective January 1, 2005.

10.14	Code Section 409A Amendment to Severance Agreement between Corning Natural Gas Corporation and Kenneth J. Robinson, effective January 1, 2005.

10.15	Code Section 409A Amendment to Deferred Compensation Agreement between Corning Natural Gas Corporation and Thomas K. Barry, effective January 1, 2005.

10.16	Code Section 409A Amendment to Deferred Compensation Agreement between Corning Natural Gas Corporation and Kenneth J. Robinson, effective January 1, 2005.

10.17	Amended and Restated Severance Agreement effective August 18, 2006 by and between Corning Natural Gas Corporation and Thomas K. Barry

10.18	Amended and Restated Severance Agreement effective August 18, 2006 by and between Corning Natural Gas Corporation and Kenneth J. Robinson.

99.1	Press Release dated August 18, 2006, announcing Amendment No. 1 to Agreement and Plan of Merger.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Natural Gas Corporation

Date: August 23, 2006	By:	/s/ Thomas K. Barry
Thomas K. Barry
Chairman and Chief Executive Officer

	By:	/s/ Firouzeh Sarhangi
Firouzeh Sarhangi
Chief Financial Officer